EXHIBIT 99.2

First Quarter 2003 Earnings Teleconference

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not strictly relate to historical or current facts. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. Our actual results may differ from those expressed or implied by our forward-looking statements as a result of legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, our access to capital and the results of our financing and refinancing efforts, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the SEC. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Opening Remarks Joel Staff Chairman & Chief Executive Officer

Business Unit Performance Stephen W. Naeve President and Chief Operating Officer

First Quarter Reported EBIT ($ millions) * Includes accrual for payment to CenterPoint Energy (clawback) of $47 million ** Includes reversal of California-related reserves of $61 million *** Includes California credit reserve reversal of $33 million * ** ***

Retail Energy First Quarter EBIT ($ millions) 1Q02 EBIT 4Q02 EBIT* Clawback 3Q02 46.15 48.15 90.15 23.15 23.15 235 46.15 48.15 115.15 100.15 90.15 70.15 23.15 235 2 80 13 15 10 20 47 89 Gross margin O&M D&A/Other Sales, Marketing and G&A Previously recognized C&I MTM 1Q02 EBIT 1Q03 EBIT 2002 MTM of C&I *Pro forma EBIT includes adjustments to report the contracted C&I business on an accrual basis. Due to changes in accounting rules (EITF No. 02-03), the results of our contracted C&I business are not comparable between the first quarter of 2002 and 2003. Prior to 2003, a substantial portion of our contracted C&I business was marked to market through earnings. MTM resulted in a significant portion of the profit on C&I sales contracts being recognized upon execution rather than delivery. Beginning in 2003, we no longer mark to market in earnings the related contracts. During the first quarter of 2002, our retail energy segment recognized a $2 million loss related to such contracts. During the first quarter of 2003, volumes were delivered under these contracts in which $20 million was previously recognized in earnings in prior periods. As of March 31, 2003, our retail energy segment had unrealized gains that were recorded in prior years of $83 million that will reverse upon the delivery of related volumes ($54 million in the remainder of 2003 and $29 million in 2004 and beyond). 1Q02 pro forma EBIT* 1Q03 pro forma EBIT* (guidance) Clawback

Retail Services First Quarter Overview



In-territory
Out-of-territory
Residential Services Market Share
YE2003 target market share:
▪ In-territory ~80%
▪ Out-of-territory ~5%



Business Services Market Share
Share of accounts
Share of annualized usage
YE2003 target market share:
▪ In-territory ~53% usage
▪ Out-of-territory ~4% usage
Share of annualized usage

Residential Services

In-territory

- Competitive landscape has not changed dramatically
- Switching slightly positive against plan
- EOQ market share ~88%
- Focused on retention marketing efforts

Out-of-territory

- 1Q03 campaign exceeded expectations
- Brand strength held steady

Clawback expectations

- Estimate range of $160 – 190 million; accrued $175 million

Business Services

In-territory

- EOQ market share ~61% of usage
- Continued retention-based activities

Out-of-territory

- Continued progress in renewing contracts
- Expanded sales force

Clawback expectations

- Expect that 40% test will be met and no payment will be made

6

Solutions First Quarter Overview Strong quarter in terms of sales performance Exceeded expectations for new deal win rates and renewals, which offset effect of loss of default volumes and margins from 1Q02 Modest increase in market share Broadened product-mix in response to customer needs Competitive landscape continued to evolve, with more competitors entering market Grew sales force by ~33% year-over-year Prepared for 2Q03 launch in Pennsylvania-New Jersey- Maryland (PJM)

4Q02 EBIT* Turbine impairment 3Q02 115 -10 119 82 51 -25 -25 -47 -64 -10 119 33 31 51 -43 -22 -17 -7 -61 37 -68 Wholesale Energy First Quarter EBIT ($ millions) Orion EBIT 2002 GPU contract expiration (Mid-Atlantic) Accrual gross margin 2003 reversal of California- related reserves 1Q02 EBIT 1Q03 EBIT Other 2002 California credit reserve reversal MTM gross margin SFAS 133 hedge ineffectiveness loss

West Mid-Atlantic Orion MW OPNY Florida Trading Other** Total gross margin 1Q02 57.1 94.4 21.9 59 11.3 46 35 324 1Q03 30.3 127.2 67 55.3 4 -73 51 261 Wholesale Energy Gross Margin ($ millions) 1 Includes REMA of $94 million and $127 million, respectively, and Liberty with zero gross margin in both periods 2 Includes Orion Midwest of $21 million and $65 million, respectively, and Aurora, Shelby and Choctaw of $1 million and $2 million, respectively 3 Includes SFAS 133 impact, Orion Holding Company and reversal of California-related provisions Mid-Continent2 Mid-Atlantic1 Florida Total gross margin Other3 West New York Trading

Discontinued Operations -- European Energy Treated as discontinued operations effective February 1, 2003 Recognized loss on disposition of $384 million in connection with the anticipated sale Operating EBIT slightly above plan, excluding effect of discontinued operations and anticipated sale Status of sale of European business Sale subject to approval of anti-competition authorities Dutch Competition Authority ("NMa") - filed on April 3 with application pending - similar to HSR filing German Federal Cartel Office - approval received on May 5 Closing expected before end of summer - dependent on timing of NMa approval

2003 EBIT Outlook ($ millions) EBIT guidance by segment Retail 650 Wholesale 100 Total EBIT 700 - 800 Drivers Relative to January Guidance Higher margin for Residential/Business Services Higher Solutions margin due to higher volume and improved market interaction reducing COGS Higher margin on Texas generating units Higher operations cost Higher corporate G&A Financial gas trading loss/exit proprietary trading Commodity prices External market constraints Asset performance Higher corporate G&A Hedge ineffectiveness Absence of insurance proceeds Excludes accrual for payment to CenterPoint Energy (clawback), impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03), and reversal of California-related reserves

Retail Energy 2003 EBIT Outlook Build-Up ($ millions) Residential 51% Business Services 25% Solutions 18% 6%* * Texas generating units ** Excludes accrual for payment to CenterPoint Energy (clawback) and the impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)

Wholesale Energy 2003 EBIT Outlook Build-Up ($ millions) West Mid-Atlantic1 New York Florida MTM Mid-Continent2 9% 36% 27% 29% 3% (4%) Energy 70 Hedge Premium 7.5 Regulatory Capacity 17.5 Ancillary Services 2.5 Other Commercial 2.5 Energy >70% Hedge Premium3 5-10% Capacity 15-20% Other Commercial <5% Ancillary Services <5% 1 Includes REMA of 34% and Liberty of 2% 2 Includes Orion Midwest of 24% and Aurora, Shelby County, and Choctaw County of 3% 3 Remaining year only 4 Includes operating and maintenance expense of $454, lease expense of $60, insurance of $25 and scheduling fees of $11 5 Excludes reversal of California-related reserves 4 5

Earnings, Outlook and Finance Update Mark M. Jacobs Chief Financial Officer

1Q03 Earnings Per Diluted Share Loss from continuing operations (0.19) 0.28 Accrual for payment to CenterPoint Energy (clawback) 0.10 --- Loss from continuing operations, before special item (0.09) 0.28 Other notable items: Proprietary trading loss (0.18) --- SFAS 133 hedge ineffectiveness (0.04) --- Previously recognized C&I mark-to-market in prior periods (pro forma) (0.04) --- Reversal of California-related provisions 0.15 0.07 1Q03 1Q02

2003 Outlook EBIT guidance by segment: Retail Energy $650 Wholesale Energy 100 Total EBIT 700 - 800 DD&A 425 Interest expense 400 - 420 ($ millions) 2003 earnings guidance: $0.50 - $0.70 per share Excludes accrual for payment to CenterPoint Energy (clawback), impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03), reversal of California-related reserves, discontinued operations, and cumulative effect of accounting changes * Net of $60 million REMA book lease expense *

Capital Expenditures and Cashflow Estimated Capital Expenditures Estimated Operating Cash Flow Includes Retail and other Includes $60 - $80 million of Wholesale construction capex related to Seward ($ millions) * Represents net increase in capacity Construction Projects * Reflects reduction of operating cash flow due to net collateral postings of ~$140 million and purchase of interest rate caps of ~$30 million

Debt Summary 1 Includes $0.2 billion posted in support of commercial operations and $0.3 billion posted to support Seward tax-exempt floaters 2 Includes REMA lease, El Dorado, and Retail factoring 3 Includes collateral under the cash collateralized L/C facility and margin deposits 4 Gross commitments exclude $0.2 billion committed credit under the cash collateralized LC facility (As of 3/31/03; $ billions)

Domestic Collateral Requirements 3/31/03 postings: Cash collateral $0.5 * L/Cs 0.2 ** Total $0.7 Potential remaining: $0.3 $1.0 RRI had ~ $1.0 billion of available liquidity at 3/31/03 Surety, development, etc Retail customer Transport, transmission, ISO Commodity * Includes collateral under the cash collateralized L/C facility and margin deposits ** Excludes L/Cs at Orion Power and subsidiaries and REMA ($ billions) (Based on commodity prices as of May 1, 2003) Posted 5/1/03: ~$0.6

Capital Structure Strategy Match capital structure to business characteristics Equity vs. debt Fixed income debt vs. bank debt With refinancing complete, begin transition to fixed income debt Provide financing for potential Texas Genco acquisition

Appendix

First Quarter 2003 Reconciliation ($ millions)

First Quarter 2002 Reconciliation ($ millions)

2003 Earnings from Continuing Operations Guidance Reconciliation ($ millions)

2003 EPS from Continuing Operations Guidance Reconciliation

Retail Energy Operational Data * Based on metered locations

U.S. Generation Portfolio Total capacity 21,221 MW (operating and under construction) West Operating 4,642 Construction 541 Total 5,183 Texas (TX) Operating 781 Option (2004) 14,000 Florida Operating 1,106 Mid-Atlantic1 Operating 4,795 Construction 1,120 Total 5,915 New York Operating 2,952 Mid-Continent 2 Operating 4,484 Construction 800 Total 5,284 1 Includes REMA and Liberty 2 Includes Orion Midwest, Aurora, Shelby and Choctaw

Long-term Contracts

West Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 2002 Historical Capacity Factor (%) (7x24) 2002 Historical Capacity Factor (%) (7x24) Summer Non-Summer Base Load (CCGT) Bighorn 1-2 Southern Nevada Mead 430 Gas 7.2 COD 4Q '03 COD 4Q '03 Desert Basin 1-3 Arizona Palo Verde 588 Gas 7.2 Contracted Contracted El Dorado 1 Southern Nevada Mead/SP-15 235 Gas 7.1 82% 78% 1,253 Intermediate Bighorn 3 Southern Nevada 111 Gas 10.1 COD 4Q '03 COD 4Q '03 Coolwater 1-2 Southern California SP-15 146 Gas/No. 2 10.5 28% 10% Coolwater 3-4 Southern California SP-15 512 Gas 9.9 63% 29% Etiwanda 3-4 Southern California SP-15 640 Gas 10.0 24% 10% Mandalay 1-2 Southern California SP-15 430 Gas 9.7 45% 21% Ormond Beach 1-2 Southern California SP-15 1,525 Gas 9.6 38% 11% 3,364 Peaking Ellwood 1 Southern California SP-15 54 Gas 13.2 0% 2% Etiwanda 5 Southern California SP-15 118 Gas 15.7 3% 4% Mandalay 3 Southern California SP-15 130 Gas 16.0 2% 0% 302 West Total 4,919 Desert Basin under contract through 2011 Excludes Etiwanda 1-2 (264 MW)

Mid-Atlantic Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 2002 Historical Capacity Factor (%) (7X24) 2002 Historical Capacity Factor (%) (7X24) Summer Non-Summer Base Load Conemaugh 1-2 Pennsylvania PJM West 280 Coal 9.6 90% 83% Deep Creek 1-2 Maryland PJM West 19 Hydro N/A 8% 13% Keystone 1-2 Pennsylvania PJM West 282 Coal 9.6 91% 79% Piney Station 1-3 Pennsylvania PJM West 28 Hydro N/A 19% 32% Portland 2 Pennsylvania PJM West 243 Coal 9.9 55% 52% Seward 1 Pennsylvania PJM West 325 Coal 9.7 COD 3Q '04 COD 3Q '04 Seward 5 Pennsylvania PJM West 136 Coal 10.5 68% 60% Shawville1-4 Pennsylvania PJM West 608 Coal 10.2 57% 56% Liberty (CCGT) Pennsylvania PJM West 568 Gas 7.2 48% 23% 2,489 Intermediate Gilbert CCGT New Jersey PJM West 336 Gas/No. 2 10.4 16% 4% Gilbert 9 New Jersey PJM West 168 Gas/No. 2 11.1 7% 1% Hunterstown CCGT Pennsylvania PJM West 795 Gas 7.7 COD 4Q '03 COD 4Q '03 Portland 1 Pennsylvania PJM West 157 Coal 10.6 66% 46% Portland 5 Pennsylvania PJM West 144 Gas/No. 2 11.9 7% 2% Sayreville 4-5 New Jersey PJM West 232 Gas/No. 6 12.5 16% 1% Seward 4 Pennsylvania PJM West 61 Coal 14.6 37% 12% Titus 1-3 Pennsylvania PJM West 246 Coal 11.1 61% 46% 2,139

Mid-Atlantic Asset Summary (Continued) Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 2002 Historical Capacity Factor (%) (7X24) 2002 Historical Capacity Factor (%) (7X24) Summer Non-Summer Peaking Blossburg 1 Pennsylvania PJM West 23 Gas 14.4 7% 8% Gilbert 1-4 New Jersey PJM West 111 Gas/No.2 16.8 1% 0% Glen Gardner 1-8 New Jersey PJM West 184 Gas/No.2 15 3% 0% Hamilton 1 Pennsylvania PJM West 23 No.2 15.4 5% 1% Hunterstown 1-3 Pennsylvania PJM West 71 Gas/No.2 16.7 8% 1% Mountain 1-2 Pennsylvania PJM West 47 Gas/No.2 15.8 8% 0% Orrtanna 1 Pennsylvania PJM West 23 No.2 15.3 4% 1% Portland 3-4 Pennsylvania PJM West 40 Gas/No.2 15.4 2% 0% Sayreville 1-4 New Jersey PJM West 264 Gas/No.2 18.5 3% 0% Shawnee 1 Pennsylvania PJM West 23 No.2 15.7 1% 0% Shawville 5-7 Pennsylvania PJM West 6 No.2 17.1 1% 0% Tolna 1-2 Pennsylvania PJM West 47 No.2 15.3 6% 1% Titus 4-5 Pennsylvania PJM West 35 Gas/No.2 17.1 1% 0% Warren 3 Pennsylvania PJM West 68 Gas/No.2 15.9 12% 12% Wayne 1 Pennsylvania PJM West 66 No.2 17.2 1% 0% Werner 1-4 New Jersey PJM West 252 No.2 17.4 1% 0% Keystone 3-6 Pennsylvania PJM West 2 No.2 17.1 3% 2% Conemaugh A-D Pennsylvania PJM West 2 No.2 17.1 1% 0% 1,287 Mid-Atlantic Total 5,915

New York Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 2002 Historical Capacity Factor (%) (7X24) 2002 Historical Capacity Factor (%) (7X24) Summer Non-Summer Base Load Hydro plants New York NYPP A,C,E 672 Hydro N/A 36% 55% Intermediate Astoria 3-5 New York City NYPP J 1,102 Gas/No. 6 10.3 49% 26% Carr Street CCGT New York NYPP C 101 Gas 8.1 26% 5% 1,203 Peaking Astoria 2 New York City NYPP J 175 Gas 12.8 15% 0% Gowanus 1-4 New York City NYPP J 597 Gas/No. 2 18.5 8% 1% Narrows 1-2 New York City NYPP J 305 Gas/No. 2 18.5 26% 4% 1,077 New York Total 2,952 Hydro plants under contract through September 2004 Carr Street under contract through November 2003

Mid-Continent Asset Summary Unit Name Location Pricing Point Summer/ Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 2002 Historical Capacity Factor (%) (7x24) 2002 Historical Capacity Factor (%) (7x24) 2002 Historical Capacity Factor (%) (7x24) Summer Non-Summer Non-Summer Base Load Avon Lake 7 & 9 Ohio PJM West 692 Coal 10.5 69% 65% 65% Cheswick 1 Pennsylvania PJM West 566 Coal 9.4 70% 55% 55% Elrama 1-4 Pennsylvania PJM West 487 Coal 11.7 53% 55% 55% New Castle 3-5 Pennsylvania PJM West 333 Coal 10.3 51% 55% 55% Niles 1-2 Ohio PJM West 216 Coal 10.1 53% 62% 62% 2,294 Intermediate Brunot Island CCGT Pennsylvania PJM West 301 Gas 8.5 7% 1% 1% Peaking Aurora 1-10* Illinois MAIN 912 Gas 10.7 10% 1% 1% Avon Lake 10 Ohio PJM West 29 No. 2 14 0% 0% 0% Brunot Island 1A-1C Pennsylvania PJM West 66 No. 2 14.1 1% 0% 0% Ceredo 1-6 West Virginia Cinergy 475 Gas 12.2 2% 1% 1% Choctaw CCGT* Mississippi TVA, Entergy 800 Gas 7.3 COD 3Q '03 COD 3Q '03 COD 3Q '03 New Castle A-B Pennsylvania PJM West 6 Gas 11.6 1% 1% 1% Niles A Ohio PJM West 30 Gas 14.2 1% 0% 0% Shelby 1-8 Illinois MAIN 371 Gas 10.3 13% 1% 1% 2,689 Mid-Continent Total 5,284 Full requirements POLR contract with Duquesne through December 2004 Liberty under contract through 2016 Aurora under contract through 2008 Shelby County partially contracted through 2004

Florida Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 2002 Historical Capacity Factor (%) (7x24) 2002 Historical Capacity Factor (%) (7x24) Summer Non-Summer Intermediate Indian River 1-3 Florida FRCC 587 Gas/No. 6 11.0 22% 21% 587 Peaking Osceola 1-3 Florida FRCC 465 Gas/No. 2 10.9 17% 11% Shady Hills Florida FRCC 474 Gas/No. 2 10.8 Contracted capacity Contracted capacity Vandolah Florida FRCC 630 Gas/No. 2 10.8 Contracted capacity Contracted capacity 1,569 Florida Total Base Load Sabine Florida Total Texas Entergy 2,156 54 2,210 Gas 10.0 87% 87% Indian River under contract through 2005 Two of Osceola's three units under contract through 2006 Shady Hills under contract through 2007

RE Retail Holdings Rec. Factoring $0.1 (off-B/S) Debt Structure Mid Atlantic Lease $0.6 (off-B/S) REPGI Single Plant Project Financings Channelview $0.4 El Dorado $0.1 (off-B/S) Other Merchant Plants *** cash balances in brackets Midwest Debt $1.0 (Oct 2005) Restricted Cash ($0.1) Liberty Single-Plant Project Financing Debt $0.2 Orion Power Holdings (OPH) Debt $0.5 (2010) * Other Revolver utilization at 3/31/03: $0.3 L/C backing Seward tax-exempt bonds $0.2 of domestic commercial L/Cs ** Excludes $0.5 of collateral under the cash collateralized LC facility and margin deposits *** Includes California, Desert Basin AZ, Bighorn NV, Indian River and Osceola FL, Aurora and Shelby IL, Hunterstown PA, Choctaw MS and Sabine TX (As of 3/31/03; $ billions) (excludes European discontinued operations) New York Debt $0.4 (Oct 2005) Restricted Cash ($0.1) Reliant Resources, Inc. $0.3 Sr. Revolver $0.0 (Mar 2004) $2.1 Revolver $1.3* (Mar 2007) Term Loans $3.8 (Mar 2007) Cash on hand ($0.4)** Seward Tax-exempt Debt $0.3* Trading & Marketing (RES)

Credit/Debt Facilities as of 3/31/03

Credit/Debt Facilities as of 3/31/03 (cont)